                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 12, 2003


                        American Claims Evaluation, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    New York                            0-14807                 11-2601199
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


One Jericho Plaza, Jericho, New York                              11753
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code     (516) 938-8000
                                                  ------------------------

Item 7. Financial Statements and Exhibits.

        (a)  Financial statements of businesses acquired.

             None.

        (b)  Pro forma financial information.

             None.

        (c)  Exhibits.

        99.1 Press Release, dated November 12, 2003, issued by American Claims Evaluation, Inc.

Item 9. Regulation FD Disclosure (pursuant to Item 12).

        The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

        On November 12, 2003, American Claims Evaluation, Inc. issued a press release announcing its financial results for the six months ended September 30, 2003. A copy of the press release is furnished as Exhibit
        99.1 to this report.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AMERICAN CLAIMS EVALUATION, INC.


Date: November 12, 2003                 By:  /s/ Gary Gelman
                                            ----------------
                                        Gary Gelman
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX


         The following is a list of Exhibits furnished with this report.


Exhibit No.         Description
-----------         -----------
99.1                Press Release, dated November 12, 2003, issued by American
                    Claims Evaluation, Inc.